Pilgrim's Pride Corporation

BMO Capital Markets

Agriculture, Protein & Fertilizer Conference

May 19, 2010

Cautionary & Forward Looking Statements

- Statements contained in this presentation that stare our intentions, beliefs, expectations or predictions for the future, denoted by the words "anticipate," "believe," "estimate," "should," "expect," "project," "plan," "imply," "intend," "foresee" and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; while JBS USA Holdings, Inc. ("JBS USA") has significant acquisition experience and historically has been able to realize substantial benefits through synergies, JBS USA may not be able to fully achieve all of the anticipated synergistic gains from the sale of 64% of the company's common stock to JBS USA within the time frames expected; the ability of the company to re-open its idled facilities in the manner and on the time schedule planned due to, among other things, the company's dependence on commodity prices and economic conditions; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including the anti-dumping proceeding in Ukraine and the anti-dumping and countervailing duty proceeding in China; and the impact of uncertainties of litigation as well as other risks described herein and under "Risk Factors" in our 2009 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC").
- Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude charges associated with the company's restructuring under Chapter 11 Bankruptcy protection and other additional reorganization items. We have included this information as we believe that investors may be interested in our results excluding these items as this is a way our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income (loss) from continuing operations plus interest, income taxes, depreciation and amortization. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company's operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Pilgrim's Pride at a Glance (NYSE: PPC)

- One of the largest chicken companies in the U.S. and Mexico
- LTM as of March 28, 2010
  - Net sales of $6.8 billion
  - 7.3 billion pounds produced
- 41,000 employees in the U.S. and Mexico.
- Major facilities in 12 states
- Exports to 80+ countries worldwide
- Market cap of $2.0 billion
- $1.2 billion in debt as of March 28, 2010
- JBS USA owns 64% of new common stock

Company Structure



34 hatcheries



4,400 growers



26 feed mills



Processing capacity of 34.5 million chickens/week

Producing 114.5 million RTC pounds/week



7 fast food plants



prepared foods: 11 fresh, 9 cook



8 case ready plants

3 complexes in Mexico


Chicken

Poultry Industry Ranking

U.S. Chicken Industry Leaders Market Share by Production


Mountaire Farms, 4.4%
Other, 33.6%
Wayne Farms, 4.5%
Koch Foods, 4.6%
Sanderson Farms, 6.5%
Perdue Farms, 7.5%
Tyson Foods, 20.3%
Pilgrim's Pride, 18.7%

Source: WATT Poultry USA, February 2010

The New Pilgrim's Pride

- Today Pilgrim's Pride has:
  - A new management team
  - A more balanced product mix
  - Growing volume in our core retail and foodservice businesses
  - Improved operational efficiency
  - Lower SG&A as a result of reduced headcount, outside services and other administrative expenses
  - Stronger financial position and improved balance sheet, including an exit credit facility of $1.75 billion

Business Strategy

- Become a market-driven company
  - The market will dictate what PPC does – operations will respond to market needs
  - Optimize commodity chicken production
  - Core retail and foodservice customer demand drives supply and production planning
  - Supply chain will optimize production
  - Operations will drive performance excellence in safety, quality, productivity and cost
  - Innovation through marketing and R&D

Sales & Marketing Overview

Sales & Marketing

- Strengthened sales and management team
  - Established P&L accountability within the sales and marketing organization by lines of business
- Supply chain
  - Fully integrated business planning and execution
- Focused on selling the whole bird
- Diversifying our export business
- Improve mix value
  - Commodity – Core retail and foodservice
  - Mix within the mix: ascend the value chain
- Re-launch Pilgrim's Pride brand

Sales Objectives

- Recapture and grow volume in further processed corporate and industrial sales
- Develop commodity sales as regular business vs. spot sales
- Grow volume and share in case ready
- Grow volume and share in further-processed retail
- Optimize presence in fresh foodservice

Geographic Sales Mix



Mexico, 8.0%
U.S., 92.0%

Geographic Sales Mix
Net Sales
LTM Ending 3/28/10
$6,758.6 mm (1)

(1) See Appendix for reconciliation of LTM net sales figures

Continued Focus on Reducing Commodity Chicken Sales


Foodservice
42.3%
Retail
39.3%
Export/
Commodity
18.4%

U.S. Chicken Sales
Quarter Ending 3/28/09
$1,397.1 mm

Diversified End Markets (1)


Foodservice
42.8%
Retail
43.9%
Export/
Commodity
13.3%

U.S. Chicken Sales
Quarter Ending 3/28/10
$1,277.4 mm

Diversified End Markets(1)

(1) Percentages based on sales by market channel for U.S. chicken. For this purpose, U.S. chicken sales exclude Puerto Rico and rendering

Customer Needs & Expectations

Top Foodservice Customers			
Frozen Foodservice	**Fresh Foodservice**	**Corporate**	**Retail**
SYSCO	Yum!	Wendy's	Walmart Save money. Live better.
US Foodservice	KFC, Pizza Hut, Taco Bell, Long John Silver's	Chick-fil-A	Publix
IMA Independent Marketing Alliance	A&W All American Food	McDonald's i'm lovin' it	Kroger
GFS gordon food service	El Pollo Loco, Church's Chicken	Nestlé	Costco, Supervalu
UniPro Foodservice, Inc.	Popeyes Chicken & Biscuits	ConAgra Foods	Safeway

Commodity and Export Cut Across All Channels

Top 50 Customers Represent 71% of Company Sales

Operations Overview

Facilities


PREPARED FOODS
11 Fresh Locations (F)
9 Cook Locations (C)
Waco, Texas (C)
Mt. Pleasant, Texas (2F/C)
Dallas, Texas (F/C)
Nacogdoches, Texas (F/C)
Boaz, Alabama (F/C)
Chattanooga, Tennessee (F/C)
Russellville, Alabama (F)
Elberton, Georgia (C)
Athens, Georgia (F)
Canton, Georgia (F)
Sumter, South Carolina (F/C)
Moorefield, West Virginia (C)
Marshville, North Carolina (F)
8 CASE READY PLANTS
DeQueen, Arkansas
Lufkin, Texas
Aibonito, Puerto Rico
Guntersville, Alabama
Gainesville, Georgia
Live Oak, Florida
Sanford, North Carolina
Broadway, Virginia
7 FRESH FOODSERVICE PLANTS
Natchitoches, Louisiana
Batesville, Arkansas
Enterprise, Alabama
Mayfield, Kentucky
Carrollton, Georgia
Ellijay, Georgia
Moorefield, West Virginia
3 MEXICO PLANTS
San Luis Potosi
Los Cues
Tepeji del Rio

"March Madness" Plant Tour

- Senior management spent the entire month of March and first week of April visiting all PPC processing and prepared food plants
- Visits included facility tours and in-depth meetings with managers and employees to review cost, productivity, mix value, capital spending, safety and quality
- Opportunities for improvement include:
  - Plant efficiency
  - Mix value
  - Plant-to-plant coordination
- Each facility has developed a plan to capture these opportunities

Re-Opening Idled Plants

- Economy is getting stronger, fundamentals are improving and consumer demand is increasing
- PPC will match its production to forecasted demand
- We plan to re-open three idled plants within the next two years
  - Douglas, Ga., will re-open by January 2011
  - A second plant will re-open by mid-2011
  - A third plant will re-open by spring 2012
- The re-opening of these three plants will result in a combined production increase of 10%, or approximately 3.5 million birds per week, over the next two years.

Industry Update

Broiler Production Update



RTC Production
% Change YoY
Billion Pounds
38
37
36
35
34
33
32
31
30
29
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
-1.5%
-2.5%
-3.5%
-4.5%
Percent Change YoY
35.5
36.3
2.3%
-3.8%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010P

In 2009, U.S. broiler production declined for the first time since the early 1970s; production is expected to increase in 2010

Source: USDA

USDA Breeder Placements

Eggs should be in short supply through most of 2010, reducing opportunity to make major changes in production



8,500,000
8,000,000
7,500,000
7,000,000
6,500,000
6,000,000
Oct
Nov
Dec
Jan
Feb
Mar
08/09
09/10

Source: Agristats

Cold Storage Inventories


1,000
900
800
700
600
500
400

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
2009	690	643	632	654	638	649	676	641	629	632	657	631
2010	627	625	618	619	598	615	617	607	616	643	667	680
High '04-'09	919	922	864	834	767	773	733	749	774	802	875	924
Low '04-'09	531	539	595	600	599	622	639	616	626	632	657	629

Source: USDA (excluding hens), April 2010 Forward Informa Economic Projections

Export Update

- Ongoing issues:
  - December 2009 – Russia announced ban on U.S. chicken due to chlorination issues. Negotiations toward a resolution continue.
  - February 2010 – China announced duties ranging from 43.1% to 105.4% on U.S. chicken imports after alleging that U.S. producers sold product at prices below cost of production.



U.S. Exports to Russia
RTC million pounds
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
1,681
1,555
1,887
1,815
1,618
836
2005
2006
2007
2008
2009
2010P



U.S. Exports to China
RTC million pounds
900
800
700
600
500
400
300
200
100
-
208
528
654
734
731
557
2005
2006
2007
2008
2009
2010P

Source: USDA, U.S. Poultry & Egg Export Council (USAPEEC), Informa Economics Projections

Pricing Overview



2
1.8
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
G.A., Leg Qtr., Wings
Boneless Brst
'01
'02
'03
'04
'05
'06
'07
'08
'09
J'09
F
M
A
M
J
J
A
S
O
N
D
J'10
F
M
A
M
G.A. Dock
Leg Qtr.
Wings
B/L Brst

Source: UrnerBarry through May 17, 2010

Pricing Trends – Feed Ingredients



Soybean Meal
Corn
corn (dollar/bu.)
soybean meal (dollar/ton)
$8
$7
$6
$5
$4
$3
$2
$1
$0
$450
$375
$300
$225
$150
$75
$0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

USDA reports show crop planting is on track this season which has helped keep feed prices down.

Source: Chicago Board of Trade updated through May 17, 2010

Financial Overview

First Quarter of Fiscal 2010

- Loss of $45.5 million vs. loss of $59 million a year ago
- Several factors contributed to loss:
  - Restructuring and reorganization charges of $56 million
  - Loss of $11 million on grain hedges, of which $6 million was mark-to-market
  - Delay in bringing on further-processed volume, which forced us to sell commodity meat at lower prices
  - Lower-than-anticipated prices for dark meat
  - Less benefit from rising commodity prices
- Adjusted EBITDA was $59.5 million[(1)]
- Showing good improvement in Q2; PPC profitable for month of April

(1) See appendix for reconciliation of Adjusted EBITDA

Opportunities in Pricing & Mix

- Need fundamental improvement in both absolute pricing and mix value.
  - Below-market, fixed-price contracts
  - Over-represented at the lower end of the value chain in terms of mix
  - In retail, too much low-margin deli WOG and raw IQF business and not enough case-ready and further-processed volume
  - Too much low-margin sales coming out of our small bird, fast-food plants
  - Poor balance in our breast meat product mix, creating excess trim and commodity sales in prepared foods

Financial Improvement
Gross Margin as % of Sales


16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
13.8%
5.8%
7.9%
1.9%
5.2%
7.3%
2005
2006
2007
2008
2009
LTM Ending Mar 2010

PPC-JBS Integration Update

- Most corporate functions have been relocated to JBS USA's headquarters in Colorado
  - PPC headquarters office in East Texas to close June 4
  - Satellite corporate office in Atlanta to close by July
  - 450 corporate positions have been eliminated this year
- Significant cost savings in several areas, including:
  - Transportation = $30 million
  - Purchasing = $30 million
  - Insurance & Legal = $30 million+
- Little impact on Q1 results, as most savings were just beginning
- We expect to cost savings to ramp up as we move through the year

Positioned for Profitable Growth

- Experienced leadership team with track record of success
- Broad customer base and diverse product lines
- Strong relationships with key customers
- Strong foodservice brand (Pierce)
- National distribution system - retail and foodservice
- Continue to focus on improving product mix, expanding customer base and operating more efficiently
- Intent on delivering the results and performance that all of our shareholders expect

Appendix

Reconciliation of LTM Net Sales Ending March 2010

($ in millions)	Quarter end Jun 2009	Quarter end Sep 2009	Quarter end Dec 2009*	Quarter end Mar 2010	LTM end Mar 2010
Net Sales					
U.S.	$ 1,643.8	$ 1,612.1	$ 1,466.7	$ 1,495.6	$6,218.2
Mexico	$ 133.0	$ 124.0	$ 136.0	$ 147.3	$ 540.3
Total Net Sales	**$ 1,776.8**	**$ 1,736.1**	**$ 1,602.7**	**$ 1,642.9**	**$6,758.5**

* Quarter ending December 2009 is treated as a transition quarter to sync PPC fiscal year with JBS USA fiscal year

Continued Focus on Reducing Commodity Chicken Sales



Foodservice
29.3%
Retail
32.5%
Export/
Commodity
38.2%

U.S. Chicken Sales Volumes
Quarter Ending 3/28/09
1,576.4 mm

Diversified End Markets (1)



Foodservice
31.7%
Retail
39.6%
Export/
Commodity
28.7%

U.S. Chicken Sales Volumes
Quarter Ending 3/28/10
1,390.6 mm

Diversified End Markets(1)

(1) Percentages based on sales by market channel for U.S. chicken. For this purpose, U.S. chicken sales exclude Puerto Rico and rendering

Reconciliation of Adjusted LTM EBITDAR Ending Mar 2010

($ in millions)	Quarter End Jun 2009	Quarter End Sep 2009	Quarter End Dec 2009*	Quarter End Mar 2010	LTM Ending Mar 2010
Net (Loss) Income from Continuing Operations	$ 53,239	$ 82,724	$ 33,613	$ (45,547)	$ 124,029
Add:					
Income Tax Expense (benefit)	555	(24,766)	(102,371)	(33,304)	(159,886)
Interest Expense, Net	38,355	36,530	44,193	27,873	146,951
Depreciation and amortization from Continued Operations	57,162	58,172	56,927	57,767	230,028
Minus:					
Amortization of Capitilized Financing Costs	$ 1,769	$ 1,706	$ 1,437	$ 3,780	$ 8,692
EBITDA	$ 147,542	$ 150,954	$ 30,925	$ 3,009	$ 332,430
Pre-petition reorganization items	1,631	795	-	-	2,426
Post-petition reorganization Items	16,779	21,893	38,576	20,719	97,967
EBITDAR	**$ 165,952**	**$ 173,642**	**$ 69,501**	**$ 23,728**	**$ 432,823**
Asset impairment and restructuring charges	-	12,464	1,518	35,819	49,801
Goodwill impairment	-	-	-	-	-
Adjusted EBITDAR	**$ 165,952**	**$ 186,106**	**$ 71,019**	**$ 59,547**	**$ 482,624**

* Quarter ending December 2009 is treated as a transition quarter to sync PPC fiscal year with JBS USA fiscal year

Reconciliation of Adjusted LTM EBITDAR Ending Mar 2009

($ in millions)	Quarter End Jun 2008	Quarter End Sep 2008	Quarter End Dec 2008	Quarter End Mar 2009	LTM Ending Mar 2009
Net (Loss) Income from Continuing Operations	$ (48,344)	$ (799,161)	$ (229,367)	$ (58,765)	$ (1,135,637)
Add:					
Income Tax Expense (benefit)	(28,451)	(109,444)	278	2,347	(135,270)
Interest Expense, Net	34,854	34,015	39,038	43,620	151,527
Depreciation and amortization from Continued Operations	60,506	63,428	60,158	60,513	244,605
Minus:					
Amortization of Capitilized Financing Costs	1,696	1,149	$ 1,544	$ 1,769	$ 6,158
EBITDA	$ 16,869	$ (812,311)	$ (131,437)	$ 45,946	$ (880,933)
Pre-petition reorganization items	-	-	8,991	(103)	8,888
Post-petition reorganization Items	-	-	13,250	35,355	48,605
Allowed loss on derivative financial instruments	-	-	17,500	-	17,500
EBITDAR	**$ 16,869**	**$ (812,311)**	**$ (91,696)**	**$ 81,198**	**$ (805,940)**
Asset impairment and restructuring charges	3,451	23,004	2,422	(435)	28,442
Goodwill impairment	-	501,446	-	-	501,446
					-
Adjusted EBITDAR	**$ 20,320**	**$ (287,861)**	**$ (89,274)**	**$ 80,763**	**$ (276,052)**

Capital Structure

- Exit credit facility of $1.75 billion
  - Revolving loan of $600 million
  - Term loan A commitment of $375 million; 3-year maturity
  - Term loan B commitment of $775 million; 5-year maturity
- PPC drew down approximately $1.25 billion when we emerged from bankruptcy
- Debt at the end of Q1 is approximately $1.2 billion
- 214 million shares outstanding
- Expect capital expenditures in fiscal 2010 to be in range of $150 million